UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2023

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7751 Belfort Parkway, Suite 150, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 4, 2023, GEE Group Inc. (the “Company”) (NYSE American: JOB) announced the date, time and registration information for participants who wish to attend the Company’s virtual investor presentation at Sidoti’s Virtual Micro-Cap Investor Conference which will take place on August 16 through August 17, 2023.

Derek Dewan, Chairman and Chief Executive Officer, and Kim Thorpe, Senior Vice President and Chief Financial Officer, of the Company will present virtually on Wednesday, August 16, 2023 from 1:00 pm to 1:30 pm EDT. The Company executives will provide insight on the Company’s financial results for the fiscal third quarter ending June 30, 2023, business outlook and capital allocation strategy.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP INC.

Date: August 4, 2023	By:	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

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